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                                    EXHIBIT 10.1


                         [PRIME COMPANIES, INC. LETTERHEAD]



                                 November 16, 1998


Martin Consultants, Inc.
179 Fairway Point Circle
Orlando FL 32828

     Re:  S-8 Issuance

Dear Sirs:

Prime Companies, Inc. acknowledges that Martin Consultants, Inc. has provided consulting services to Prime and in consideration for said services, Prime will agree to pay Martin Consultants, Inc.106,812 shares of common stock of the Company through an S-8 Registration Statement.


Very truly yours,

/s/ Irving Pfeffer

Irving Pfeffer